                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       DIAMOND ENTERTAINMENT CORPORATION
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/X/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                       DIAMOND ENTERTAINMENT CORPORATION
                             16818 MARQUARDT AVENUE
                           CERRITOS, CALIFORNIA 90703
                                 JULY 23, 1996

Dear Diamond Entertainment Corporation Shareholder:

     You are cordially invited to attend the annual meeting (the 'Annual Meeting') of the shareholders of Diamond Entertainment Corporation, a New Jersey corporation (the 'Company') to be held on August 23, 1996 at 3:00 P. M., local time , at the offices of Diamond Entertainment Corporation, 16818 Marquardt Avenue, Cerritos, California 90703. At the Annual Meeting, you will be asked to consider and vote upon (I) the election of the one (1) Class 1 directors and two
(2) Class 2 directors to the Board of Directors of the Company for term of three years; (II) the ratification of Moore Stephens, P. C. as the independent certified public accountants of the Company; (III) the increase of the authorized common stock of the Company from 15,000,000 shares of common stock, no par value ('Common Stock'), to 100,000,000 shares: and (IV) such other business as may properly come before the Annual Meeting or any adjournments thereof. Shareholders may abstain from voting by making the appropriate boxes on the enclosed Proxy. Abstentions shall be counted separately and shall be used for purpose of calculating a quorum.

     IT IS IMPORTANT THAT YOUR SHARES OF CAPITAL STOCK BE REPRESENTED AT THE MEETING. WE THEREFORE ASK THAT YOU PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY REGARDLESS OF THE NUMBER OF SHARES OF CAPITAL STOCK WHICH YOU OWN.

     Time will be set aside during the meeting to discuss each item of business describe in the Proxy Statement and for other questions relating to the Company. Representative members of management will be on hand for this purpose, including a representative from the auditor.

     Accompanying the Proxy Materials is the Company's Annual Report filed on Form 10-K, as amended, for the year ended March 31, 1996. I hope you take the opportunity to review the enclosed Proxy Materials and Annual Report.

     I look forward to seeing you at the Annual Meeting.

                                          Very truly yours,
                                          JAMES LU
                                          Chairman of the Board of Directors

                       DIAMOND ENTERTAINMENT CORPORATION
                             16818 MARQUARDT AVENUE
                           CERRITOS, CALIFORNIA 90703
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 23, 1996

To the shareholders of Diamond Entertainment Corporation:

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders ( the 'Annual Meeting') of Diamond Entertainment Corporation, a New Jersey corporation

(the 'Company'), will be held on August 23, 1996 at 3:00 P. M., local time, at the offices of Diamond Entertainment Corporation, 16818 Marquardt Avenue, Anaheim, CA 90703 to consider and vote upon the following proposals and such business as may properly come before the Annual Meeting:

          1. To elect one (1) Class 1 directors and two (2) Class 2 directors to the Board of the Company for term of three years;

          2. To ratify the appointment of Moore Stephens, P. C. As the Company's independent certified public accountants;

          3. To increase the authorized common stock of the Company from 15,000,000 shares of common stocks no par value ('Common Stock'), to 100,000,000 shares; and

          4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on June 25, 1996 as the record date (the 'Record Date') for the determination of shareholders entitled to notice and vote at the Annual Meeting, or any adjournment or postponements thereof.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE REPLY ENVELOPE PROVIDED. YOUR COOPERATION IN PROMPTLY SIGNING AND RETURNING YOUR PROXY WILL HELP AVOID FURTHER SOLICITATION EXPENSE.

     SHAREHOLDERS ARE REQUESTED TO CAREFULLY READ AND REVIEW THE ACCOMPANYING PROXY STATEMENT BEFORE EXECUTING AND RETURNING THE PROXY TO THE COMPANY OR VOTING IN PERSON AT THE ANNUAL MEETING.

                                          By Order of the Board of Directors of
                                            DIAMOND ENTERTAINMENT CORPORATION

                                          JAMES LU,
                                          Chairman of the Board/Chief
                                            Executive Officer/President and
                                              Secretary

Dated: July 23, 1996

                                PROXY STATEMENT

                       DIAMOND ENTERTAINMENT CORPORATION
                             16818 MARQUARDT AVENUE
                              CERRITOS, CA. 90703
                                 (310) 921-3999

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 23, 1996
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                                    GENERAL

     This Proxy Statement is furnished to shareholders of Diamond Entertainment Corporation, a New Jersey corporation ('Diamond' or the 'Company' or 'Diamond'), in connection with the solicitation of proxies by the Board of Directors for the annual meeting of shareholders to be held at the offices of Diamond Entertainment Corporation, 16818 Marquardt Ave., Cerritos CA 90703 on August 23, 1996 at 3:00 P.M., local time, and any adjournments or postponements thereof (the 'Annual Meeting'). This Proxy Statement and the attached Notice of Annual Meetings are first being mailed to shareholders of the Company on or about August 23, 1996.

     At the Annual Meeting, shareholders will be asked to approve and consent to:

     1. The election of one (1) Class 1 director to the Board of the Company for a term of three years. One (1) nominee for the Board is Jeffrey Schillen; The election of two (2) Class 2 directors to the Board of the Company for terms of three years. The two (2) nominees for the Board are James Lu and Murray Scott;

     2. Ratify the appointment of Moore Stephens, P.C. as the Company's independent certified public accountants;

     3. The increase of the authorized common stock of the Company from 15,000,000 shares of common stock, no par value ('Common Stock'), to 100,000,00 shares; and

     4. Transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

VOTING AT THE ANNUAL MEETING

     The Board of Directors of the Company has fixed the close of business on June 25, 1996 as the record date (the 'Record Date') for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 13,931,839 shares of the Company's common stock, no par value (the 'Diamond Common Stock'), issued and outstanding, each of which is entitled to one vote at the Annual Meeting, and there were 483,251 shares of Diamond preferred stock, no par value (the 'Diamond Preferred Stock'), issued and outstanding, each such share entitling the holder to one and ninety five one hundreds (1.95) votes at the Annual Meeting. As of the Record Date there were issued and outstanding shares of voting stock of the Company representing an aggregate of 14,874,178 votes entitled to vote at the Annual Meeting.

     The Company has approximately 1,426 holders of record. The Diamond Common Stock and the Diamond Preferred Stock vote as one group on all matters.

     Under the Certificate of Incorporation of the Company and under the New Jersey Business Corporation Law, the affirmative vote of a majority of the combined votes cast by the holders of the issued and outstanding shares of the capital stock of the Company entitled to vote ('Shareholder Approval') is necessary to approve and consent to the election of the members of the Board of the Company, the ratification of the auditors of the Company, and the increase of the authorized Common Stock of the Company (collectively referred to as the 'Three Shareholder Matters'). The Board of Directors recommends voting FOR the Three Shareholder matters. Unless otherwise instructed, proxies solicited by the Board of Directors will be voted FOR the Three Shareholder Matters.

     In order to vote in favor of or against any of the Three Shareholder Matters at the Annual Meeting, shareholders may attend the Annual Meeting or deliver executed proxies to the Secretary of the Company at 16818 Marquardt Avenue, Cerritos, CA 90703 on or before the date of the Annual Meeting. Shareholders attendant the meeting may abstain form voting by marking the appropriate boxes designated as Abstain on the Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating a quorum.

     It is not anticipated that any other matters will be brought before the Annual Meeting.

PROXY SOLICITATION

     The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares of capital stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS OF THE COMPANY.

     The following table sets forth as of July 10,1996 (the record date), certain information with respect to the beneficial ownership of Diamond Preferred Stock and Diamond Common Stock by each person or entity known by the Company to be the beneficial owner of 5% or more of such shares, each director of the company, and all officers and directors of the Company as a group:

                                                                                         PERCENTAGE
                                                                                         SHARES OF
                                                                                        COMMON STOCK       (%) OF
                                                 SHARES      PERCENTAGE                   ASSUMING      COMMON STOCK
                                                   OF          (%) OF       SHARES       CONVERSION       ASSUMING
                                                 COMMON        TOTAL          OF             OF          CONVERSION
                                                  STOCK        COMMON      PREFERRED     PREFERRED      OF PREFERRED
NAME                                              OWNED        STOCK       STOCK(4)        STOCK          STOCK(4)
- ---------------------------------------------   ---------    ----------    ---------    ------------    ------------
James K.T. Lu(1) ............................   4,412,785       34.22%      209,287        408,110           3.16%
  c/o Diamond Entertainment Corporation
  16818 Marquardt Avenue
  Cerritos CA 90703
Jeffrey I. Schillen(2) ......................   3,020,750       28.43%       36,282         70,750           9.55%

  c/o Diamond Entertainment Corporation
  4400 Route 9 South
  Freehold, NJ 07728
Murray Scott(5) .............................     800,000        6.20%       75,796        147,802           1.15%
  c/o Diamond Entertainment Corporation
  16818 Marquardt Avenue
  Cerritos, CA 90703
Pacesetter Int'l Co.  .......................   2,538,446       19.68%        0             0               0
  Hong Kong
All directors and officers as a group (3
  persons) ..................................   8,233,535       63.85%      321,365        626,662           4.86%

- ------------------
(1) Mr. Lu is the Chief Executive Officer; Secretary and Director of the
    Company.

(2) Mr. Schillen may be deemed a 'parent' or 'promoter' of the Company as such terms are defined in the Securities Act of 1933, as amended, by virtue of being a founder and a Senior Executive Vice President of the Company.

(3) Includes 8,710 shares of Common Stock issued pursuant to the Restricted Stock Plan which shares are to be returned in accordance with the terms of the Restricted Stock Plan.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)
(4) The Preferred Stock entitles the holder to 1.95 votes for each share owned and each share may be converted into 1.95 shares of Common Stock.

(5) Mr. Scott is a Director of the Company.

                           1. ELECTIONS OF DIRECTORS

     Under the certificate of incorporation of the Company ('Certificate of Incorporation'), the Board of Directors of the Company is divided into three (3) classes, with each class to be elected by the shareholders every three years. The Company's Board presently consists of five (5) directors with three (3) Class 1 directors whose terms expire in 1995, two (2) Class 2 directors whose terms expire in 1994, who continue to serve until their successors have been nominated and elected. Officers are elected annually by and serve at the discretion of the Board of Directors.

     The Board has nominated one (1) candidate to serve as Class 1 directors (Jeff Schillen who is currently a Class 1 directors and whose term has now expired) and two (2) candidates to serve as Class 2 Directors (James Lu and Murray Scott, who are currently Class 2 Directors and whose terms have now expired). The names and biographical summaries of the three (3) persons who have been nominated by the Board of Directors to stand for election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until their Class next stands for election. The Proxies will be voted for the election of the three (3) nominees listed below as directors of the Company unless otherwise specified on the form provided. The vote of a majority of the capital stock, present and constituting a quorum at the Annual Meeting, will be necessary to elect the directors listed below. If, for any reasons, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual meeting. Shareholders may abstain from voting by marking the appropriate boxes on the enclosed Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

BIOGRAPHICAL SUMMARIES

     Class a Nominees (terms expires 1998)

     Jeffrey I. Schillen (Class 1 Director) Mr. Schillen is Executive Vice President of Sales and Marketing of the Company and has been a Director of the Company since inception in April of 1986. Prior to the Acquisition, Mr. Schillen was the President and Treasurer of the company since April 1986. From May 1984 to April 1986, Mr. Schillen was President and Chief Operating Officer of the Music Corner Inc., a retail record, tape and video chain which he co-founded. From 1974 to April 1984, Mr. Schillen founded and served as Vice President in charge of purchasing, store openings and acquisitions of Platter Puss Records, Inc., a retail record, tape and video chain. See 'EMPLOYMENT AGREEMENT.'

     Class 2 Nominees (terms expires 1998)

     James Lu (Class 2 Director) Mr. Lu has been a director of the Company and Chairman of the Board of Directors since February 28, 1989. Mr. Lu was elected as Chairman of the Board, Chief Executive Officer and Secretary of the Company as of March 1, 1990. In July 1991, Mr. Lu was appointed to the additional position of President. In order to involve other executives in the management of the Company, Mr. Lu resigned in September 1991 as President and Chief operating officer and Mr. Cheng was appointed to such positions. In May of 1995, Mr. Lu assumed the position of President again due to the departure of Mr. Cheng from the Company. Mr. Lu was President and Chief Executive Officer of the California Subsidiary from 1985 to 1990. Mr. Lu received his B.S.I.E. degree form Chung Yuen University Taiwan in 1969, his M.S.I.E. degree from the Illinois Institute of Technology in 1972 and a Masters of Business Administration (M.B.A.) from California State University in 1981.

     Murray T. Scott (Class 2 Director) Mr. Scott was appointed as a director by the Board of Directors in November 1993 when the Board was increased to seven
(7) members. Mr. Scott has been President and Chief Executive Officer of Gregg's Furniture, a custom furniture building business in Victoria, Canada, since 1958. His involvement with Gregg's Furniture today is currently in a consulting and advisory capacity.

DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company are listed below, followed by a brief description of their business experience during the past five years.

NAME                                 AGE  POSITION
- -----------------------------------  ---  ----------------------------------
James K.T. Lu......................   49  Chairman of The Board; Chief
                                            Executive Officer; President;
                                            Secretary and Director
Jeffrey I. Schillen................   50  Executive Vice President Sales and
                                            Marketing and Director
Murray T. Scott....................   74  Director

     All directors hold office for terms of three (3) years and until the next annal meeting of stockholders scheduled to vote on such class of Directors and the election and qualification of their respective successors. Directors receive no compensation for serving on the Board, except for reimbursement of reasonable expenses incurred in attending meetings. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

     Under the certificate of incorporation of the Company ('Certificate of Incorporation'), the Board of Directors of the Company is divided into three (3) classes, with each class to be elected by the shareholders every three years. The Company's Board presently consists of three (3) directors: one (1) Class 1 director whose term expired in 1995 and two (2) Class 2 directors whose terms expired in 1994.

BACKGROUND OF EXECUTIVE OFFICERS AND DIRECTORS

     Jeffrey I. Schillen (Class 1 Director). Mr. Schillen is Executive Vice President of Sales and Marketing of the Company and has been a Director of the Company since inception in April of 1986. Prior to the Acquisition, Mr. Schillen was the President and Treasurer of the Company since April 1986. From May 1984 to April 1986, Mr. Schillen was President and Chief Operating Officer of Music Corner Inc., a retail record, tape and video chain which he co-founded. From 1974 to April 1984, Mr. Schillen founded and served as Vice President in charge of purchasing, store openings and acquisitions of Platter Puss Records, Inc., a retail record, tape and video chain.

     James Lu (Class 2 Director). Mr. Lu has been a director of the Company and Chairman of the Board of Directors since February 28, 1989. Mr. Lu was elected as Chairman of the Board, Chief Executive Officer and Secretary of the Company as of March 1, 1990. In July 1991, Mr. Lu was appointed to the additional position of President. In order to involve other executives in the management of the Company, Mr. Lu resigned in September 1991 as President and Chief Operating Officer and Mr. Cheng was appointed to such positions. Mr. Lu was President and Chief Executive Officer of the California Subsidiary from 1985 to 1990. In May 1995, Mr. Lu was appointed as President of the Company upon Mr. Cheng's departure from the Company. Mr. Lu received his B.S.I.E. degree from Chung Yuen University Taiwan in 1969, his M.S.I.E. degree from the Illinois Institute of Technology in 1972 and a Masters of Business Administration (M.B.A.) from

California State University in 1981.

     Murray T. Scott (Class 2 Director). Mr. Scott was appointed as a director by the Board of Directors in November 1993 when the Board was increased to seven
(7) members. Mr. Scott has been the President and Chief Executive Officer of Gregg's Furniture, a custom furniture building business in Victoria, Canada, since 1958. His involvement with Gregg's Furniture today is currently in a consulting and advisory capacity.

     The Company has no standing audit, nominating or compensation committee, or committees performing similar functions except with respect to the Company's stock option plan. See 'RESTRICTED STOCK PLAN.' During the year ended March 31, 1996, the Company held two (2) Board meetings. No director attended less than 75% of such meetings. No director of the Company has resigned or declined to stand for re-election due to a disagreement on any matter relating to the Company's operations, policies or practices.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM COMPENSATION
                                                                           -------------------------------------
                                         ANNUAL COMPENSATION                         AWARDS              PAYOUTS
                              -----------------------------------------    --------------------------    -------
            (A)               (B)       (C)        (D)         (E)            (F)            (G)           (H)          (I)
                                                                           RESTRICTED     SECURITIES
                                                           OTHER ANNUAL      STOCK        UNDERLYING      LTIP       ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR     SALARY     BONUS    COMPENSATION      AWARD       OPTIONS/SARS    PAYOUTS    COMPENSATION
- ---------------------------   ----    --------    -----    ------------    ----------    ------------    -------    ------------
James Lu,
  Chief Executive Officer..   1995    $167,885      0            0              0              0            0         $ 37,290
                              1994     185,718      0            0              0              0            0           37,988
                              1993     166,000      0            0              0              0            0           42,495
Jeffrey I. Schillen,
  Executive Vice
  President................   1995    $122,308      0            0              0              0            0         $ 19,631
                              1994     113,550      0            0              0              0            0           26,340
                              1993     106,500      0            0              0              0            0           28,219

EMPLOYMENT AGREEMENTS

     Mr. Lu entered into an employment agreement with the Company for a period of ten (10) years commencing on January 1, 1991. Mr. Lu shall receive $150,000 per year, subject to annual adjustments. The Company also maintains two life insurance policies on Mr. Lu, both of which total $1,500,000 and the $1,000,000 policy names the Company as beneficiary. Beginning June, 1992, the amount was reduced to an aggregate of $1,000,000. The Company also pays Mr. Lu's medical insurance premiums, and leasing and insurance payments for Mr. Lu's automobile, aggregating $15,752.81 per annum.

     The Company has an employment agreement with Jeffrey I. Schillen expiring on December 31, 2000. Pursuant to the agreement, Mr. Schillen will receive an annual salary of $90,000 subject to a consumer price index increase and a discretionary bonus as determined by the Board of Directors which may not exceed 2% of the Company's annual pre-tax income from operations. In addition, the Company maintains a $1,000,000 life insurance policy for the benefit of Mr. Schillen's designated beneficiary.

     None of the employment agreements which the Company have with any of the executives, indicated above, provides for any specific compensation to such individuals should their respective employment agreements be terminated prior to expiration of the term of such agreements.

RESTRICTED STOCK PLAN

     On May 25, 1989, the Company's directors and stockholders approved the Company's 1989 restricted stock plan (the 'Restricted Plan') authorizing the granting of shares of Common Stock. Pursuant to the Restricted Plan, up to 100,000 shares of Common Stock subject to certain restrictions, (the 'Restricted Shares') could be granted to officers and other key employees of the Company until May 2, 1994. The Board of Directors is responsible for determining the individual who will be granted Restricted Shares, the consideration, if any, to be paid by the grantee, and the terms and conditions of the Restricted Shares. The terms and conditions of each grant of Restricted Shares need not be identical to previous grants. No officer who serves as a director will participate in the granting of Restricted Shares to himself.

     On May 25,1989, the Board of Directors granted a total of 85,000 Restricted Shares to certain officers of the Company. The foregoing Restricted Shares are not transferable unless certain financial performance goals of the Company are met. Such goals have been set based upon after-tax income of $350,000 for fiscal 1989; $600,000 for fiscal 1990 and $1,000,000 and for fiscal 1991. In the event such income levels are not met in any year, one-third of each of the grantee's Restricted Shares will be forfeited and returned to the Company. The Company did not meet any of the financial performance goals. Accordingly, all of the Restricted Shares have been forfeited as a result of the Company's failure to meet the performance goals for fiscal 1989, 1990 and 1991, respectively.

STOCK OPTIONS

     On October 12, 1988, the Company's directors and stockholders approved the Company's 1988 Stock Option Plan (the 'Option Plan') authorizing the granting of incentive options and non-qualified options. The incentive options are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

Pursuant to the Option Plan, options to purchase up to 10,000 shares of Common Stock may be granted to officers, directors and key employees of the Company. The Stock Option Committee, consisting of Messrs. Lu and Schillen, is responsible for determining the individuals who will be granted options, the number of shares to be subject to each option, the option price per share, and the exercise period of each option. The option price will not be less than the fair market value of the company's Common Stock on the date the option is granted. Options may be exercised by payment of Cash. No option will have a term in excess of ten years.

     As to any stockholder who owns 10% or more of the Company's Common Stock, the option price per share of an incentive option will be no less than 110% of the fair market value of the Company's Common Stock on the date the incentive options are granted and such options shall not have a term in excess of five years. No stock options have been granted to date.

               2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon appointment by the Board of Directors of the Company, Moore Stephens, P.C., independent certified public accountants ('Moore Stephens'), audited and reported on the consolidated financial statements of the Company for its fiscal year ended March 31,1995. The Board of Directors recommends ratification of Moore Stephens as the auditors. A representative of Moore Stephens is expected to be present at the annual Meeting.

     Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted 'FOR' the ratification of the selection by the Board of Directors of Moore Stephens as the Company's independent certified public accounts for Fiscal 1996.

               3. INCREASE AUTHORIZED COMMON STOCK OF THE COMPANY

     The Board of Directors has voted to increase the authorized shares of Common Stock from 15,000,000 shares to 100,000,000 shares, subject to the approval of the majority of the stockholders of the Company. The board of Directors believes that this increase is desirable for a number of reasons, including but not limited to facilitating the Company's ability to effect growth through future acquisitions and future financing.

     To effect this increase in the authorized Common Stock of the Company, shareholder approval is sought to amend the Company's Certificate of Incorporation relating to the authorized capital stock with the following:

     The Corporation shall be authorized to issue the following shares:

                                                    NO. OF
CLASS                                               SHARES       PAR VALUE
- --------------------------------------------------  ------      ------------
Common............................................  100,000,000      None
Preferred.........................................    5,000,000      None

     There are no present plans, understandings, arrangements or discussions for the issuance of the additional shares of Common Sock or Preferred Stock that would be authorized by the amendment.


     The Board of Directors recommends that stockholders vote 'FOR' the foregoing amendment to the Company's Certificate of incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 100,000,000.

                                 MISCELLANEOUS

REVOCATION OF PROXIES

     If the Annual Meeting is adjourned, for whatever reason, the Three Shareholders Matters shall be considered and voted upon by shareholders at the subsequent 'adjourned or postponed meeting,' if any.

     You may revoke your proxy at any time prior to its exercise by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy, by giving notice of revocation of your proxy at the Annual Meeting, or by delivering a written notice of revocation or a duly executed proxy relating to the matters to be considered at the Annual Meeting and bearing a later date to the Secretary of the Company at 16818 Marquardt Avenue, Cerritos, CA 90703. Unless revoked in the manner set forth above, proxies on the form enclosed will be voted at the Annual Meeting in accordance with your instructions.

ADDITIONAL AVAILABLE INFORMATION

     The Company is subject to the informational filing requirement of the Securities and Exchange Act of 1934, as amended (the 'Exchange Act'), and in accordance therewith, the Company files periodic reports, proxy statements and other information with the Commission under the Exchange Act relating to its business, financial condition and other matters. The Company is required to disclose in such proxy statements certain information as of particular dates, concerning the Company's directors and officers, their remuneration, options granted to them, the principal holders of the Company's Securities and any material interests of such persons in transactions with the Company. Such reports, proxy statements and other information may be inspected at the Commission's office at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies may be obtained on payment of the Commission's customary fees by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549.

OTHER MATTERS

     The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Annual Meeting.

               STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

     The date by which stockholder proposals for inclusion in the proxy materials relating to the next Annual Meeting of Stockholders must be received by the Company at its principal executive offices, Attention: James T.K. Lu, Chairman of the Board, 16818 Marquardt Avenue, Cerritos, CA 90703, by December 1, 1996.


                                          By Order of the Board of Directors of
                                          DIAMOND ENTERTAINMENT CORPORATION

                                          JAMES LU,
                                          Chairman of the Board/Chief
                                          Executive Officer/President and
                                          Secretary

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